SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934

                     Date of Report: September 15, 2000

                        Empire Federal Bancorp, Inc.
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                   Delaware
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               (State of other jurisdiction of incorporation)

        0-28934                                      81-0512374
  ----------------------                  ----------------------------------
  Commission File Number                  I.R.S. Employer Identification No.

                                P.O. Box 1099
                            123 South Main Street
                           Livingston, MT   59047
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                  (Address of principal executive offices)


Registrant's telephone number (including area code):  (406) 222-1981
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Item 5.  Other Events
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     On September 14, 2000, the Registrant announced that its President and
Chief Executive Officer, William H. Ruegamer, was involved in a serious automobile accident on Wednesday and is recuperating in a local hospital.

     For further information, reference is made to the Registrant's press release dated September 14, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibits
     --------

     99      Press Release dated September 14, 2000

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                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      EMPIRE FEDERAL BANCORP, INC.



DATE: September 14, 2000              /s/Linda M. Alkire
                                      -------------------------------------
                                      Linda M. Alkire
                                      Chief Financial Officer

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                                   Exhibit 99

                      Press Release dated September 14, 2000

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                        *FOR IMMEDIATE RELEASE*

Contact: Pete Cochran
         (406) 256-1891


                      EMPIRE FEDERAL BANCORP, INC.
             ANNOUNCES AN AUTOMOBILE ACCIDENT INVOLVING ITS
                PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Livingston, Montana (September 14, 2000) - Empire Federal Bancorp, Inc. (Nasdaq National Market "EFBC"), the holding company for Empire Bank, announced today that the Company's President and Chief Executive Officer, William H. Ruegamer, was involved in a serious automobile accident on Wednesday and is recuperating in a local hospital.

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